UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2025

RXO, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41514	88-2183384
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11215 North Community House Road	28277
Charlotte, NC
(Address of principal executive offices)	(Zip Code)

(980) 308-6058
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	RXO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
RXO, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”) on May 21, 2025. The following matters, which are described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 2, 2025 (the “Proxy Statement”), were voted upon by the Company’s stockholders at the Annual Meeting. The final voting results are below:
Proposal 1 – Election of Directors.
Each of the following individuals were elected by the stockholders to serve as Class II directors and Class III directors of the Company for a term expiring at the annual meeting of stockholders in 2026 and until their respective successors have been elected and qualified or until their death, resignation or removal, based upon the votes set forth in the table below:
Class II Directors

Name of Nominee	For	Against	Abstain	Broker Non-Votes

Christine Breves	144,711,332	363,505	57,314	7,208,743
Troy Cooper	144,961,176	148,210	22,765	7,208,743
Adrian Kingshott	144,204,007	892,020	36,124	7,208,743
Class III Directors

Name of Nominee	For	Against	Abstain	Broker Non-Votes

Mary Kissel	144,641,203	455,255	35,693	7,208,743
Michelle Nettles	144,389,119	707,636	35,396	7,208,743
Proposal 2 – Ratification of the Appointment of Independent Registered Public Accounting Firm.
The Company’s stockholders ratified the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2025 based upon the votes set forth in the table below:

For	Against	Abstain

152,184,572	124,312	32,010
Proposal 3 – Advisory Vote to Approve Executive Compensation.
The Company’s stockholders approved a nonbinding, advisory resolution approving the compensation of the Company’s named executive officers, as set forth in the Proxy Statement, based upon the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes

139,565,395	5,490,043	76,713	7,208,743

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2025	RXO, INC.

	By:	/s/ Jeffrey D. Firestone
Jeffrey D. Firestone
Chief Legal Officer and Corporate Secretary